DISCOVERY SELECT VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated June 12, 2026
to Prospectus and Updating Summary Prospectus dated May 1, 2026

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectus(es)") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus(es) and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

Investment Option Update
This Supplement is to inform you that there was a change to a variable investment option that is available in your Annuity. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available to you.

Franklin Small-Mid Cap Growth VIP Fund – Class 2:
Effective immediately, the footnote notation on Franklin Small-Mid Cap Growth VIP Fund – Class 2 (the “Portfolio”) listed in the table in “Appendix A – Investment Options Available Under the Contract” is removed. There were no other changes to the information appearing in Appendix A for the Portfolio.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

DISCOSEL-2026SUP1